SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2003
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

             On January 16, 2003, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended December 31, 2002 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: January 16, 2003
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                                Description
-------                                               -----------
99.1                                        News Release dated January 16, 2003.

Exhibit 99.1
                               [GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     January 16, 2003

                WHITNEY REPORTS FOURTH QUARTER AND 2002 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.63 per share, or $25.1 million, in the fourth quarter of 2002, a 26% increase over earnings of $.50 per share, or $19.8 million, in the fourth quarter of 2001. For the year ended December 31, 2002, net income was $2.39 per share, or $95.3 million, up 24% from $1.92 per share, or $75.8 million, for 2001. All share and per share information in this news release give effect to the three-for-two stock split that was effective April 9, 2002.

         New accounting standards issued in 2001 fully eliminated goodwill amortization starting in 2002. The amortization of other purchased intangible assets continues. Goodwill amortization reduced 2001's fourth quarter earnings by $.02 per share and annual earnings by $.08 per share.

         Selected highlights from the fourth quarter's results follow:

       o The total of loans internally classified as having above-normal credit risk was down $106 million from the level at year-end 2001. The decrease in classified loans reflected in part improved outlooks for several larger credits. These included one with a customer in the health care industry that has demonstrated sustained improved performance and two credits that had been downgraded during the third quarter of 2001 and were part of Federal banking regulators' shared national credit review process. These improvements in overall credit quality helped reduce the level of the allowance for loan losses by $5.5 million from the end of 2001. The allowance for loan losses was 1.48% of total loans at December 31, 2002, compared to 1.59% a year earlier. Net charge-offs totaled $1.7 million in the fourth quarter of 2002, and $1.4 million in the fourth quarter of 2001. Whitney provided $.5 million for loan losses in the fourth quarter of 2002, compared to

                                    - MORE -
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                                       2


         $6.5 million in the final quarter of 2001. The provision in last year's fourth quarter reflected increased customer credit risks arising from, among other factors, a weakening economy and heightened uncertainty in the aftermath of the September 11 terrorist attacks.

       o Net interest income (TE) increased 1%, or $.8 million, from the fourth quarter of 2001, on the strength of an improved net interest margin
         (TE) that increased to 4.61%, or 9 basis points above the year-earlier quarter. Earning assets decreased in total by less than 1% between these periods. Although sustained lower market rates reduced both asset yields and funding costs, there was a deeper reduction in the cost of funds. Funding costs, which decreased 85 basis points, benefited from a shift in the mix of funds to noninterest-bearing and other lower-cost sources. Changes in the earning asset mix helped moderate the decline in overall asset yields, which totaled 76 basis points. Loans remained a relatively steady percentage of earning assets between these periods. Investment securities grew to 29% of earning assets from 25% in the year-earlier period, with a comparable reduction in short-term liquidity investments. The growth in investment securities, which generally carry fixed rates, was concentrated in shorter-duration mortgage-backed issues.

       o Noninterest income, excluding securities transactions, increased 8%, or $1.6 million, from the fourth quarter of 2001. Income from secondary mortgage market operations rose 9%, as production levels were again bolstered by a strong refinancing market. Expanded distribution and use of bank-issued debit cards drove the 12% increase in the credit card income category. Other contributors to noninterest income growth included fees on letters of credit and unused loan commitments, investment services income, and revenue from an agreement to outsource the bank's official checks that was implemented in 2002. Difficult capital market conditions were the main factor behind the decline in trust service fees from 2001's fourth quarter. Service charges from deposit accounts were also lower in the fourth quarter of 2002 by less than 1%.

       o Noninterest expense increased 2%, or $1.3 million, from 2001's fourth quarter. A sharp increase in defined benefit pension plan expense was the main driver of the 12%, or $3.5 million, increase in total personnel expense from the fourth quarter of 2001. Employee compensation increased a more moderate 5%, or $1.4 million, in total, as base


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

                                       3

         salaries and targeted employee incentive pay rose 4%, aided in part by a 1% reduction in staff levels from year-end 2001. Most other major expense categories showed improvement from the fourth quarter of 2001. Close control over capital expenditures has had a favorable impact on equipment and data processing expense, which decreased $.9 million, or 17%, in 2002's fourth quarter. Legal and professional fees were down $.8 million from the fourth quarter of 2001, when system conversion expenses were incurred related to a merger. The change in accounting for goodwill led to a $.5 million net decrease in amortization of purchased intangibles compared to the year-earlier quarter.


         Average loans in the fourth quarter of 2002 were 2%, or $74 million, lower than in the fourth quarter of 2001. The main factor was a decrease in the residential mortgage loan portfolio, prompted by increased refinancing activity and management's continuing decision to sell most current production in the secondary market. The commercial loan portfolio has grown during the latter half of 2002, reflecting new customer development as well as some increased economic activity in certain industry sectors. Current overall economic conditions and a relatively high level of uncertainty regarding future conditions, however, do not support an expectation of accelerated loan growth in the near term.

         Average deposits were down 1%, or $66 million, in the fourth quarter of 2002 compared to the year-earlier quarter. The mix of deposits changed rather dramatically between these periods. Higher-cost time deposits decreased 19%, or $348 million, mainly in response to a steady decline in rates available on renewals, with some funds flowing to other deposit products. Total lower-cost deposits, however, increased 7%, or $282 million, with noninterest-bearing demand deposits up 7%, or $101 million, and deposits in interest-bearing products up 8%, or $181 million. Many of the factors that prompted the increased availability of deposit funds during 2001 continued to influence customer behavior in the fourth quarter of 2002.

                                    - MORE -

                                       4


         Whitney Holding  Corporation,  through its banking  subsidiary  Whitney
National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----

                 This  news  release  may  contain   statements  that  are  not
         historical facts and are  "forward-looking  statements" as that term is defined by the Private Securities  Litigation Reform Act of 1995. These
         forward-looking  statements,  which  Whitney  makes in good faith,  are based  on  numerous  assumptions,  certain  of  which  we may  refer to specifically  in connection  with a particular  statement.  Some of the more important assumptions include

                o  expectations  about  overall  economic   strength   and   the
                   performance  of the economies  in  Whitney's  market  area,

                o expectations about the movement of interest rates, including actions that may be taken by the Federal Reserve Board in response to changing economic conditions,

                o reliance on existing or anticipated changes in laws and regulations affecting the activities of the banking industry and other financial service providers, and

                o  expectations   regarding     the    nature   and   level   of
                   competition,  changes  in  customer behavior and preferences, and  Whitney's  ability  to  execute  its plans to respond effectively.

                  Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that Whitney's future results will differ materially from what is stated in or implied by such forward-looking statements. Whitney cautions readers to consider this risk.

                  Whitney undertakes no obligation to update or revise any of the information in this news release, whether as a result of new information, future events or developments, or for any other reason.


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-----------------------------------------------------------------------------------------------------------------------------------
                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Fourth          Fourth                   Year Ended
                                                                    Quarter         Quarter                  December 31
(dollars in thousands, except per share data)                         2002            2001              2002             2001
-------------------------------------------------------------   -----------------------------     -------------------------------
INCOME DATA
     Net interest income                                         $    73,463     $    72,652       $    295,208     $    279,796
     Net interest income (tax-equivalent)                             74,758          73,944            300,134          285,161
     Provision for loan losses                                           500           6,500              7,500           19,500
     Noninterest income (excluding securities transactions)           21,890          20,282             84,774           91,044
     Securities transactions                                               -              96                411              165
     Noninterest expense                                              57,946          56,644            230,926          239,104
     Net income                                                       25,130          19,796             95,323           75,820
-------------------------------------------------------------   -------------------------------   ---------------------------------

AVERAGE BALANCE SHEET DATA
     Loans                                                       $ 4,417,449     $ 4,491,247       $  4,372,194     $  4,475,149
     Investment in securities                                      1,854,155       1,652,379          1,816,216        1,525,254
     Earning assets                                                6,449,785       6,503,952          6,492,791        6,303,445
     Total assets                                                  6,957,714       7,034,722          7,016,675        6,831,564
     Deposits                                                      5,660,729       5,726,667          5,750,141        5,548,556
     Shareholders' equity                                            792,292         725,826            760,725          698,099
-------------------------------------------------------------   -------------------------------   ---------------------------------

PER SHARE DATA
     Earnings per share
        Basic                                                    $       .63     $       .50       $       2.39     $       1.92
        Diluted                                                          .63             .49               2.38             1.90
     Cash dividends per share                                    $       .30     $       .27       $       1.11     $       1.03
     Book value per share, end of period                         $     19.98     $     18.10       $      19.98     $      18.10
     Trading data
        High closing price                                       $     34.27     $     31.27       $      38.52     $      32.56
        Low closing  price                                             29.46           26.17              28.09            24.00
        End-of-period closing  price                                   33.33           29.23              33.33            29.23
        Trading volume                                             5,774,008       3,187,866         21,926,523       13,965,350
-------------------------------------------------------------   -------------------------------   ---------------------------------

RATIOS
     Return on average assets                                           1.43 %          1.12 %             1.36 %           1.11 %
     Return on average shareholders' equity                            12.58           10.82              12.53            10.86
     Net interest margin                                                4.61            4.52               4.62             4.52
     Dividend payout ratio                                             47.78           53.40              46.50            53.81
     Average loans as a percentage of average deposits                 78.04           78.43              76.04            80.65
     Efficiency ratio                                                  59.96           59.43              60.00            62.09
     Noninterest income as a percentage of total revenue
        (excluding securities transactions and merger-related items)   22.65           21.52              22.02            23.98
     Allowance for loan losses as a percentage of
        loans, at end of period                                         1.48            1.59               1.48             1.59
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period         .95             .77                .95              .77
     Average shareholders' equity as a percentage
        of average total assets                                        11.39           10.32              10.84            10.22
     Leverage ratio, at end of period                                   9.76            8.72               9.76             8.72
-------------------------------------------------------------   -------------------------------   ---------------------------------

Share and per share data give effect to the 3-for-2 stock split  effective April 9, 2002.
Tax-equivalent  (TE) amounts are calculated using a federal income tax rate of 35%.
The  efficiency  ratio is  noninterest  expense to total net  interest  (TE) and noninterest income, excluding merger-related items.

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----------------------------------------------------------------------------------------------------------------------------
                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                          DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                               Fourth          Fourth                  Year Ended
                                                               Quarter         Quarter                 December 31
(dollars in thousands)                                          2002            2001               2002            2001
-----------------------------------------------------------------------------------------   --------------------------------
                         ASSETS
---------------------------------------------------------
EARNING ASSETS
  Loans                                                    $   4,417,449   $   4,491,247      $   4,372,194   $   4,475,149
  Investment in securities
     Securities available for sale                             1,680,626       1,417,564          1,642,400       1,225,651
     Securities held to maturity                                 173,529         234,815            173,816         299,603
                                                         --------------------------------   --------------------------------
        Total investment in securities                         1,854,155       1,652,379          1,816,216       1,525,254
                                                         --------------------------------   --------------------------------
  Federal funds sold and short-term investments                  146,622         312,172            283,309         262,451
  Loans held for sale                                             31,559          48,154             21,072          40,591
                                                         --------------------------------   --------------------------------
        Total earning assets                                   6,449,785       6,503,952          6,492,791       6,303,445
-----------------------------------------------------------------------------------------   --------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                     31,091          36,177             32,586          39,348
  Goodwill                                                        69,164          61,146             69,060          57,549
  Other intangible assets                                         29,522          35,354             31,742          29,795
  Other assets                                                   446,421         466,944            462,057         465,777
  Allowance for loan losses                                      (68,269)        (68,851)           (71,561)        (64,350)
-----------------------------------------------------------------------------------------   --------------------------------

        Total assets                                       $   6,957,714   $   7,034,722      $   7,016,675   $   6,831,564
-----------------------------------------------------------------------------------------   --------------------------------

                      LIABILITIES
---------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                  $     655,740   $     652,987      $     690,011   $     598,973
     Money market investment deposits                          1,339,275       1,208,095          1,321,729       1,065,027
     Savings deposits                                            527,123         480,248            515,878         463,583
     Other time deposits                                         849,945       1,061,540            913,492       1,114,207
     Time deposits $100,000 and over                             670,484         807,167            707,715         858,895
                                                         --------------------------------   --------------------------------
        Total interest-bearing deposits                        4,042,567       4,210,037          4,148,825       4,100,685
                                                         --------------------------------   --------------------------------

  Short-term borrowings                                          439,814         516,599            441,777         515,152
                                                         --------------------------------   --------------------------------
        Total interest-bearing liabilities                     4,482,381       4,726,636          4,590,602       4,615,837
-----------------------------------------------------------------------------------------   --------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                 1,618,162       1,516,630          1,601,316       1,447,871
  Accrued interest payable                                         8,484          17,671             11,995          24,950
  Other liabilities                                               56,395          47,959             52,037          44,807
                                                         --------------------------------   --------------------------------
        Total liabilities                                      6,165,422       6,308,896          6,255,950       6,133,465
-----------------------------------------------------------------------------------------   --------------------------------
                  SHAREHOLDERS' EQUITY                           792,292         725,826            760,725         698,099
-----------------------------------------------------------------------------------------   --------------------------------

        Total liabilities and shareholders' equity         $   6,957,714   $   7,034,722      $   7,016,675   $   6,831,564
-----------------------------------------------------------------------------------------   --------------------------------

EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                           $   1,967,404   $   1,777,316      $   1,902,189   $   1,687,608
-----------------------------------------------------------------------------------------   --------------------------------

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--------------------------------------------------------------------------------------------------------------------------
                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------
                                                CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------------------------------------------------
                                                                                            December 31        December 31
(dollars in thousands)                                                                         2002               2001
--------------------------------------------------------------------------------------------------------------------------
                                      ASSETS
------------------------------------------------------------------------------------
  Cash and due from financial institutions                                              $       326,124     $     271,512
  Investment in securities
     Securities available for sale                                                            1,773,591         1,440,527
     Securities held to maturity                                                                202,107           191,813
                                                                                    --------------------------------------
        Total investment in securities                                                        1,975,698         1,632,340
  Federal funds sold and short-term investments                                                   4,327           494,908
  Loans held for sale                                                                            65,572            59,453
  Loans                                                                                       4,455,412         4,495,085
     Allowance for loan losses                                                                  (66,115)          (71,633)
                                                                                    --------------------------------------
        Net loans                                                                             4,389,297         4,423,452
                                                                                    --------------------------------------
  Bank premises and equipment                                                                   151,620           167,419
  Accrued interest receivable                                                                    28,649            32,461
  Goodwill                                                                                       69,164            68,952
  Other intangible assets                                                                        28,807            34,653
  Other assets                                                                                   58,623            58,500
--------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                    $     7,097,881     $   7,243,650
--------------------------------------------------------------------------------------------------------------------------


                                  LIABILITIES
------------------------------------------------------------------------------------
  Noninterest-bearing demand deposits                                                   $     1,692,939     $   1,634,258
  Interest-bearing deposits                                                                   4,089,940         4,315,902
                                                                                    --------------------------------------
        Total deposits                                                                        5,782,879         5,950,160
                                                                                    --------------------------------------

  Short-term borrowings                                                                         453,415           511,517
  Accrued interest payable                                                                        7,383            14,946
  Accounts payable and other accrued liabilities                                                 53,721            49,139
                                                                                    --------------------------------------
        Total liabilities                                                                     6,297,398         6,525,762
--------------------------------------------------------------------------------------------------------------------------

                             SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------
  Common stock, no par value                                                                      2,800             2,800
  Capital surplus                                                                               167,235           154,397
  Retained earnings                                                                             607,235           556,241
  Accumulated other comprehensive income                                                         30,104            10,104
  Treasury stock at cost                                                                              -                 -
  Unearned restricted stock compensation                                                         (6,891)           (5,654)
                                                                                    --------------------------------------
        Total shareholders' equity                                                              800,483           717,888
--------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                                      $     7,097,881     $   7,243,650
--------------------------------------------------------------------------------------------------------------------------
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---------------------------------------------------------------------------------------------------------------------------
                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------------------------------------
                                                             Fourth           Fourth                    Year Ended
                                                             Quarter          Quarter                   December 31
(dollars in thousands, except per share data)                 2002             2001                2002             2001
---------------------------------------------------------------------------------------   ---------------------------------
INTEREST INCOME
  Interest and fees on loans                           $       66,535   $       77,388      $      273,737   $     343,397
  Interest and dividends on investments                        21,657           22,954              92,401          88,417
  Interest on federal funds sold and
     short-term investments                                       532            1,562               4,771           9,331
---------------------------------------------------------------------------------------   ---------------------------------
    Total interest income                                      88,724          101,904             370,909         441,145
---------------------------------------------------------------------------------------   ---------------------------------
INTEREST EXPENSE
  Interest on deposits                                         14,444           27,549              71,857         146,215
  Interest on short-term borrowings                               817            1,703               3,844          15,134
---------------------------------------------------------------------------------------   ---------------------------------
    Total interest expense                                     15,261           29,252              75,701         161,349
---------------------------------------------------------------------------------------   ---------------------------------
NET INTEREST INCOME                                            73,463           72,652             295,208         279,796
PROVISION FOR LOAN LOSSES                                         500            6,500               7,500          19,500
---------------------------------------------------------------------------------------   ---------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                              72,963           66,152             287,708         260,296
---------------------------------------------------------------------------------------   ---------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                           9,645            9,719              38,327          35,275
  Credit card income                                            2,209            1,981               8,219          14,002
  Trust service fees                                            2,082            2,212               8,814           9,384
  Secondary mortgage market operations                          3,076            2,832               9,045           7,575
  Other noninterest income                                      4,878            3,538              20,369          24,808
  Securities transactions                                           -               96                 411             165
---------------------------------------------------------------------------------------   ---------------------------------
    Total noninterest income                                   21,890           20,378              85,185          91,209
---------------------------------------------------------------------------------------   ---------------------------------
NONINTEREST EXPENSE
  Employee compensation                                        27,622           26,236             107,021         104,806
  Employee benefits                                             5,494            3,384              21,966          17,604
                                                     ----------------------------------   ---------------------------------
    Total personnel expense                                    33,116           29,620             128,987         122,410
  Equipment and data processing expense                         4,385            5,303              18,876          23,040
  Net occupancy expense                                         4,776            4,867              19,907          20,179
  Credit card processing services                                 564              555               2,161           8,134
  Telecommunication and postage                                 2,089            2,106               8,281           8,582
  Legal and professional fees                                   1,482            2,271               6,083           8,712
  Amortization of intangibles                                   1,462            1,974               5,846           7,430
  Ad valorem taxes                                              1,874            1,733               7,557           7,045
  Other noninterest expense                                     8,198            8,215              33,228          33,572
---------------------------------------------------------------------------------------   ---------------------------------
    Total noninterest expense                                  57,946           56,644             230,926         239,104
---------------------------------------------------------------------------------------   ---------------------------------
INCOME BEFORE INCOME TAXES                                     36,907           29,886             141,967         112,401
INCOME TAX EXPENSE                                             11,777           10,090              46,644          36,581
---------------------------------------------------------------------------------------   ---------------------------------
NET INCOME                                             $       25,130   $       19,796      $       95,323   $      75,820
---------------------------------------------------------------------------------------   ---------------------------------

EARNINGS PER SHARE
  Basic                                                $          .63   $          .50      $         2.39   $        1.92
  Diluted                                                         .63              .49                2.38            1.90
---------------------------------------------------------------------------------------   ---------------------------------

WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                    39,714,127       39,676,092          39,848,881      39,550,723
  Diluted                                                  40,099,093       40,114,289          40,121,544      39,836,047
---------------------------------------------------------------------------------------------------------------------------

CASH DIVIDENDS PER SHARE                               $          .30   $          .27      $         1.11   $        1.03
---------------------------------------------------------------------------------------   ---------------------------------

Share and per share data give effect to the 3-for-2 stock split  effective April 9, 2002.
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----------------------------------------------------------------------------------------------------------------------------
                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                           SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------------
                                                            Fourth       Third       Fourth               Year Ended
                                                           Quarter      Quarter     Quarter               December 31
                                                             2002         2002        2001             2002         2001
-----------------------------------------------------------------------------------------------   --------------------------

                  EARNING ASSETS
---------------------------------------------------------
     Loans**                                                  5.97 %       6.22 %       6.79  %        6.26 %       7.63 %
     Investment in securities                                 4.88         5.22         5.79           5.29         6.07
     Federal funds sold and short-term investments            1.44         1.72         1.99           1.68         3.56
                                                         --------------------------------------   --------------------------
             Total interest-earning assets                    5.55 %       5.80 %       6.31 %         5.79 %       7.08 %
                                                         --------------------------------------   --------------------------

           INTEREST-BEARING LIABILITIES
---------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                  .62 %        .74 %       1.02 %          .80 %       1.29 %
         Money market investment deposits                     1.24         1.46         1.98           1.45         2.88
         Savings deposits                                      .67          .82          .94            .78         1.52
         Other time deposits                                  2.33         2.61         4.30           2.88         5.27
         Time deposits $100,000 and over                      1.98         2.24         3.53           2.38         4.89
                                                         --------------------------------------   --------------------------
             Total interest-bearing deposits                  1.42         1.65         2.60           1.73         3.57
                                                         --------------------------------------   --------------------------

     Short-term borrowings                                     .74          .90         1.31            .87         2.94
                                                         --------------------------------------   --------------------------
            Total interest-bearing liabilities                1.35 %       1.59 %       2.46 %         1.65 %       3.50 %
                                                         --------------------------------------   --------------------------

       NET INTEREST SPREAD (tax-equivalent)
---------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                  4.20 %       4.21 %       3.85 %         4.14 %       3.58 %
                                                         --------------------------------------   --------------------------

       NET INTEREST MARGIN (tax-equivalent)
---------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                 4.61 %       4.69 %       4.52 %         4.62 %       4.52 %
                                                         ---------------------------------------- --------------------------

                   COST OF FUNDS
---------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds          .94 %       1.11 %       1.79 %         1.17 %       2.56 %
------------------------------------------------------------------------------------------------- --------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income,  before deducting the allowance for loan losses and including  loans  held for sale and loans accounted for on a  nonaccrual basis.

                                    - MORE -

                                                          10

------------------------------------------------------------------------------------------------------------------------------
                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                                      LOAN QUALITY
------------------------------------------------------------------------------------------------------------------------------
                                                                   Fourth         Fourth                 Year Ended
                                                                  Quarter        Quarter                 December 31
(dollars in thousands)                                              2002           2001             2002            2001
---------------------------------------------------------------------------------------------  -------------------------------
                  ALLOWANCE FOR LOAN LOSSES
---------------------------------------------------------------
Allowance for loan losses at beginning of period                 $   68,240     $   65,351       $   71,633     $   61,017
Allowance of acquired banks                                               -          1,196                -          1,196
Allowance on loans transferred to held for sale                        (895)             -             (895)          (651)
Provision for loan losses                                               500          6,500            7,500         19,500
Loans charged off during period                                      (2,885)        (2,646)         (17,211)       (15,502)
Recoveries on loans previously charged off                            1,155          1,232            5,088          6,073
                                                               ------------------------------  -------------------------------
     Net loans charged off during period                             (1,730)        (1,414)         (12,123)        (9,429)
                                                               ------------------------------  -------------------------------
Allowance for loan losses at end of period                       $   66,115     $   71,633       $   66,115     $   71,633
                                                               ------------------------------  -------------------------------

Net annualized charge-offs as a percentage
    of average loans                                                    .16 %          .13 %            .28 %          .21 %

Gross annualized charge-offs as a percentage of
    average loans                                                       .26 %          .24 %            .39 %          .35 %

Recoveries as a percentage of gross charge-offs                       40.03 %        46.56 %          29.56 %        39.18 %

Allowance for loan losses as a percentage of
    loans, at end of period                                            1.48 %         1.59 %           1.48 %         1.59 %
                                                               ------------------------------  -------------------------------


                                                               ------------------------------  ---------------
                                                                December 31    September 30     December 31
                                                                    2002           2002             2001
---------------------------------------------------------------------------------------------  ---------------
                     NONPERFORMING ASSETS
---------------------------------------------------------------
Loans accounted for on a nonaccrual basis                        $   37,959     $   38,663       $   33,412
Restructured loans                                                      336            347              383
                                                               ------------------------------  ---------------
     Total nonperforming loans                                       38,295         39,010           33,795
Foreclosed assets and surplus property                                3,854          2,543              991
                                                               ------------------------------  ---------------
     Total nonperforming assets                                  $   42,149     $   41,553       $   34,786
                                                               ------------------------------  ---------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period            .95 %          .95 %            .77 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                              174.17 %       176.50 %         214.39 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                            172.65 %       174.93 %         211.96 %

Loans 90 days past due still accruing                            $    5,817     $    9,532       $    6,916

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                               .13 %          .22 %            .15 %
------------------------------------------------------------------------------------------------------------------

                                     - END -